                                                                   EXHIBIT 10.26

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.


                                    WARRANT
                          TO PURCHASE COMMON STOCK OF
                       SUBURBAN OSTOMY SUPPLY CO., INC.

                                                           January 22, 1996

     THIS CERTIFIES THAT, for value received, THE FIRST NATIONAL BANK OF BOSTON or its registered assigns (hereinafter called the "Holder") is entitled to purchase at any time and from time to time after January 22, 1996 until the Warrant Expiration Date (defined below) from SUBURBAN OSTOMY SUPPLY CO., INC. (the "Company"), a Massachusetts corporation, 556 fully paid and non-assessable shares (the "Original Number of Warrant Shares") of Common Stock (defined below) at the Purchase Price (defined below). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained. The Original Number of Warrant Shares purchasable hereunder and the Purchase Price are subject to adjustment as hereinafter set forth.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. (a)  Definitions.  The following words and terms as used in this
                     -----------
Warrant shall have the following meanings:

     "Additional Shares of Common Stock" means Common Stock of the Company, including treasury shares, issued on or after the Business Day prior to January 22, 1996, except for: (i) shares issued pursuant to the incentive stock option agreements, each dated July 3, 1995 made by the Company with each of Herbert P. Gray, Donald H. Benovitz, Stephen N. Aschettino and John Manos, (ii) in addition to the shares described in clause (i), shares in the aggregate not exceeding, upon issuance thereof, up to ten percent (10%) of the Outstanding Shares, which shares are issued to employees of the Company or are issued upon exercise of options granted to such employees, in each case as approved from time to time by the Company's Board of Directors, (iii) Common Stock issued upon the exercise of this Warrant, and (iv) Common Stock issued to any Person in consideration of the acquisition of stock or assets for such Person.

     "Affiliate," with respect to any specified Person controlling, controlled by, or under common control with such specified Person. For the purposes of this definition the term "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the meaning of the term "control" or otherwise can directly or indirectly vote more than 10% of the securities having ordinary voting power for the selection of directors of such Person.

     "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in Boston, Massachusetts are authorized or obligated by law or required by executive vote generally in the election of directors of the Company.

     "Common Stock" when used with reference to the stock of the Company means and includes the Company's authorized Common Stock as constituted on the Business Day prior to January 22, 1996 and the Company's common stock thereafter authorized and shall not be limited to a fixed sum or a percentage of par value in respect of the rights of the holders thereof to receive dividends and to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

     "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government of the United States of America administering the Securities Act or the Exchange Act.

     "Convertible Securities" means any securities issued by the Company which are convertible into, or exchangeable or exercisable for, directly or indirectly, shares of Common Stock.

     "Corporate Office" means the Company's office at 75 October Hill Road, Holliston, Massachusetts 01746 (or such other office as the Company may designate from time to time by written notice to the Warrantholder).

     "Credit Agreement" - that certain Credit Agreement dated as of July 3, 1995, as amended as of January 22, 1996 between the Holder, the Company and St. Louis Ostomy Distributors, Inc.

     "Exchange Act" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder.

     "Market Price" of a share of Common Stock of the Company shall be:

     (i) if the Common Stock is listed on a national securities exchange, the average closing price of such Common Stock on the principal national securities exchange on which such Common Stock is traded for the ten trading days immediately preceding on the date for which any determination of Market Value is made for any purpose hereunder (a "Determination Date"), or, if there shall have been no sales on any such exchange during the ten trading days immediately preceding the Determination Date, the average of the highest bid and lowest asked prices on such principal exchange during such ten trading days; or

     (ii) if the Common Stock is not listed on a national securities exchange, the closing price of such Common Stock on the largest principal securities exchange on which such Common Stock is traded on the Determination Date, or, if the Common Stock is not listed on a securities exchange, such closing price on the NASDAQ National Market System, or, if there shall have been no sales on the Determination Date on such exchange or the NASDAQ National Market System, as the case may be, the average of highest bid and lowest asked prices during the ten trading days immediately preceding the Determination Date on such exchange or the NASDAQ National Market System, as applicable; or

     (iii) if the Common Stock is not listed on a securities exchange or the NASDAQ National Market System, the average of the representative bid and asked prices of the Common Stock as of the close of trading during the ten trading days immediately preceding the Determination Date as quoted in the NASDAQ System; or

     (iv) if the Common Stock is not quoted in the NASDAQ System, the average of the high and low bid and asked prices during the ten trading days immediately preceding the Determination Date in the over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; or

     (v) if the Common Stock is not listed on or traded in any recognized securities market, such value as the Company and the Holder may agree upon; or

     (vi) if the Company and the Holder cannot agree on a value for the Common Stock within thirty (30) days after the Company or the Holder has made a written proposal with respect to such value to the other party, the value of the Company as determined by an independent appraisal, conducted by an independent financial expert selected by the Company which expert must be reasonably satisfactory to the Holder, divided by the number of Outstanding Shares as of such date. In making the independent appraisal, the independent financial expert shall not consider items such as discounts for minority interests, lack of marketability of the Common Stock or blockage. The fees and expenses incurred by the independent financial expert in rendering its independent appraisal shall be paid one half by the Warrantholder and one half by the Company. Such independent financial expert shall complete and deliver its independent appraisal with sixty

(60) days after the date of such written proposal. If such independent appraisal is not so timely delivered the Warrantholder, acting in good faith, shall set such value.

     "NASDAQ System" means the inter-dealer quotation system operated by the National
Association of Securities Dealers, Inc.

     "Number of Warrant Shares" - at any time means: (a) if no adjustments have theretofor been made pursuant to the provisions hereof, the Original Number of Warrant Shares purchasable under this Warrant, and (b) if any one or more of such adjustments have been so made, the amount to which the Original Number of Warrant Shares shall have been so adjusted of Common Stock purchasable under this Warrant.

     "Outstanding Shares" shall mean all of the shares of Common Stock exercisable or outstanding on the applicable date as if all options and rights to convert or exchange Convertible Securities outstanding on such date had been exercised, whether or not exercisable on such date.

     "Person" means in individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Public Offering" shall mean the filing by the Company of a registration statement under the Securities Act on any form with the exception of Form S-8 or its then equivalent.

     "Purchase Price" means, as of any date: (a) if no adjustments have theretofor been made pursuant to the provisions hereof, One Hundred Twenty-Five Dollars ($125.00) per Warrant Share (the "Original Purchase Price") and (b) if any one or more such adjustments have been so made, the amount to which the Original Purchase Price shall have been so adjusted pursuant to the provisions hereof.

     "Redemption Event" means the occurrence of the repayment in full of the Reducing Revolver and the termination of the commitments thereunder, other than following acceleration of the Reducing Revolver by the "Lender" under the Credit Agreement.

     "Redemption Price" means Ninety Thousand Dollars ($90,000.00).

     "Reducing Revolver" means the reducing revolving line Of credit pursuant to the Credit Agreement.

     "Securities Act" means the Securities Act of 1933, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder.

     "Significant Shareholder Transaction" means a Transfer by the Significant Holders to Persons who are not Affiliates of such Significant Shareholder of any of the shares of Common Stock held by them on the date hereof (treating for such purpose any outstanding Convertible Securities as being the number of shares of Common Stock issuable upon their conversion).

     "Significant Shareholders" means any of Summit Investors II, L.P., Summit Ventures III, L.P. and Summit Subordinated Debt Fund, L.P.

     "Transfer" means, with respect to this Warrant, the Warrant Shares, or any interest therein, the Common Stock or any Convertible Securities, or any interest therein, any disposition thereof, whether by sale, assignment, gift, exchange, pledge, hypothecation or otherwise.

     "Warrant Expiration Date" means January 22, 2006.

     "Warrant Redemption Notice" means a notice delivered pursuant to Section 19 concerning redemption of Warrants.

     "Warrantholder" means, as of any day, the then registered holder of the Warrants and the then registered holder of the Warrant Shares.

     "Warrants" means this Warrant and the additional Warrants which may be issued hereunder.

     "Warrant Shares" means all the shares of the Common Stock purchased or purchasable by the Warrantholder upon the exercise of this Warrant.

     (b)    Other Definitional Provisions.

     (i) Except as otherwise specified herein, all references herein (A) to any Person other than the Company, shall be deemed to include such Person other than the Company, shall be deemed to include such Person's successors and assigns; (B) to the Company, shall be deemed to include the Company's successors, and (C) to any applicable law deemed or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

     (ii) When used in this Agreement the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this Agreement unless otherwise specified.

     (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 2. Representations and Warranties.  The Company represents and
                ------------------------------
warrants to, and covenants with the Holder of this Warrant or any pall thereof as follows:

             (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company has all necessary corporate power and authority, and has taken all necessary corporate action to execute and deliver and to perform its obligations under this Warrant, to authorize and reserve for issuance, and to issue and deliver the Warrant Shares. Upon such issuance, such Common Shares will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof. The issuance of such Common Shares is not subject to any preemptive or other similar rights.

             (b) This Warrant has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law, and except as may be limited by bankruptcy, insolvency, reorganizations, moratorium or similar laws affecting the enforceability of creditors' rights generally and subject to general principles of equity.

             (c) The execution, delivery, performance and issuance by the Company of this Warrant and the issuance of Warrant Shares do not and will not, with or without the giving of notice of the lapse of time, or both:


             (i) violate any terms or provisions of the Company's Articles of Incorporation or Bylaws;

             (ii) result in a breach of, constitute a default under, result in the termination or modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of the Company pursuant to any material indenture, mortgage, deed of trust, contract, commitment or other material agreement or instrument to which the Company is a party or by which any of the Company's properties or assets are bound or affected; or

             (iii) violate any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or assets.

             (d) No consent, approval, authorization, order, registration, license or permit of any court, government or governmental agency, instrumentality or other regulatory body or official is required for the valid authorization, execution, issuance, sale, delivery, and performance by the Company of this Warrant or the Warrant Shares.

             (e) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

             (f) That during the period from which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.


     Section 3.     Reserved.
                    --------

     Section 4.     Ownership of Warrants.  The Company may deem and treat the
                    ---------------------
Person in whose name the Warrants are registered as the holder and owner thereof for all purposes, notwithstanding any notations of or writing thereon made by anyone other than the Company, and shall not be affected by any notice to the contrary, until presentation of such Warrants for Transfer or replacement as provided in Section 5. The Company shall maintain at the Corporate Office a register for the Warrants in which the Company shall record the name and address of the Person in whose name each Warrant has been issued or to whom the Wan-ants have been transferred.

     Section 5.     Transfer and Replacement.  The Warrants and all rights
                    ------------------------
thereunder may be Transferred upon presentation of the Warrants, with the Assignment Form attached thereto duly completed, by the Warrantholder (in person or by duly authorized attorney) to the Company at the Corporate Office, and thereupon new Warrants, of the same tenor as the Warrants presented for Transfer, shall be delivered by the Company in accordance with such Assignment Form and the transferee's ownership of such Warrants shall be registered in accordance with Section 4. Following any Transfer of the Warrants or the Warrant Shares, or any portions thereof, the transferee of such Warrants or Warrant Shares shall succeed to all rights and obligations of the transferor under the Agreement and the Warrant(s) and shall be deemed to be a "Warrantholder." Upon receipt by the Company at the Corporate Office of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of a Warrant, the Company will make and deliver a new Warrant of like tenor in replacement of such Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall at any time be enforceable by any Person. The Warrants shall be promptly canceled by the Company upon the surrender thereof in connection with any Transfer or replacement. The Company shall pay all taxes and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 5. Notwithstanding the foregoing, the Holder may not transfer the Warrant or the Warrant Shares to a direct competitor of the Company.

     Section 6.     Warrantholder Not Deemed a Shareholder.  No Warrant shall
                    --------------------------------------
entitle a Warrantholder to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in the Warrants be construed to confer upon any Warrantholder any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, or receive dividends or subscription rights, prior to any due exercise of this Warrant, in whole or in part, by the Warrantholder.

     Section 7.     No Limitation on Corporate Action.  Except as otherwise
                    ---------------------------------
expressly provided in this Secton 7, no provisions of the Warrants and no right or option granted or conferred thereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Organization or By-Laws, reorganize, consolidate or merger with or into another Person, or transfer all or any part of its property or assets or the exercise of any other of its corporate rights and powers. Notwithstanding the foregoing, without the prior written consent of the Warrantholder the Company shall not hereafter amend any of the terms of its Articles of Organization or By-laws in any manner that would adversely affect the rights of the Warrantholder unless such amendment has a like effect on all holders of Common Stock.

     Section 8.     Representation of Warrantholders.  The Warrantholder
                    --------------------------------
represents that it is acquiring the Warrants for its own account for investment and not with a view to, or sale in connection with, any distribution thereof or of any of the Warrant Shares issuable upon the exercise thereof, nor with the present intention of distributing any of such securities, except that the Warrantholder does anticipate that it may transfer this Warrant to an Affiliate of such Warrantholder.

     Section 9.     Exercise of Warrants: Conversion of Warrants.
                    --------------------------------------------

     (a)    Procedure for Exercise. Subject to the terms and conditions hereof,
            ----------------------
the Warrantholder may exercise this Warrant, in whole or in part, at any time during normal business hours on any Business Day during the period beginning on January 22, 1996 and ending on the Warrant Expiration Date. The rights represented by the Warrants may be exercised by the Warrantholder by:

     (i) delivery to the Company at the Corporate Office this Warrant, with the Subscription Form attached thereto in the form attached as Exhibit B hereto duly completed and executed, and

     (ii) payment to the Company (in cash or by certified or bank check) of the Purchase Price (which may be done simultaneously with the sale of the Warrant Shares in connection with any public offering).

          In the event of exercise of the Warrants, certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Warrants shall be delivered by the Company to the Warrantholder or its designee or nominee within a reasonable time, not exceeding 5 Business Days, after such Warrants shall have been exercised.

     Upon receipt of (i) and (ii) immediately preceding, the Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Common Stock may not then be actually delivered to the Warrantholder. The stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right of the Warrantholder to purchase the remaining shares of Common Stock then covered by this Warrant.

     The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, regardless of the name or names in which such stock certificates shall be registered.


     (b)  Procedure for Conversion.  The Warrantholder may convert this
          ------------------------
Warrant, in whole or in part, at any time during normal business hours on any Business Day during the period beginning January 22, 1996 and ending on the Warrant Expiration Date into the number of shares of Common Stock of the Company calculated pursuant to the following formula by surrendering the Warrant with the Subscription Form attached hereto as Exhibit B (duly completed and executed) at the Principal Office of the Company specifying the number of shares of Common Stock of the Company, and the rights to purchase which the Warrantholder desires to convert:

                                 X = Y x (A-B)
                                 -------------
                                       A

where:    X =  the number of shares of Common Stock to be issued to the
               Warrantholder;

          Y = the number of shares of Common Stock subject to this Warrant for which the conversion right is being exercised as such number may be affected by the provisions contained in Section 11 hereof;

          A =  the Market Price of one share of Common Stock;

          B =  the Purchase Price

     (c)  Legends.  Unless at the time of exercise or conversion the Warrant
          -------
Shares are registered under the Securities Act, each certificate representing Warrant Shares initially issued upon exercise or conversion of the Warrants shall bear the following legend (and any additional legend required by any applicable state securities laws):

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act and are subject to the terms a Warrant dated January 22, 1996."

     Any certificate issued any time upon Transfer or replacement of any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration under the Securities Act) shall also bear such legend, unless, in the opinion of counsel for the Warrantholder the securities represented thereby are not, at such time, required by law to bear such legend.

     Section 10.    Covenants as to Warrant Shares.
                    ------------------------------

     (a) The Company covenants and agrees that all Warrant Shares which may be issued upon any exercise or conversion of the Warrants will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of Warrant Shares to provide for the exercise or conversion of such Warrants in whole.

     (b) If any Warrant Shares reserved or to be reserved to provide for the exercise of the Wan-ants require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

     Section 11.    Adjustment of Warrants: Purchase Price.
                    --------------------------------------

     (a)    Stock Splits, Dividends, Distributions and Combinations.  In case
            -------------------------------------------------------
after January 22, 1996, the Company shall:

               (1) take a record of the holders of any class of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, such Common Stock, or

               (2) subdivide the outstanding shares of any class of its Common Stock into a larger number of shares; or

               (3) combine the outstanding shares of any class of its Common Stock into a smaller number of shares,

then the Number of Warrant Shares shall be adjusted to that Number of Warrant Shares determined by the following formula:

                                  A = WSB x TA
                                      --------
                                       TB

     where:          A    =    the adjusted Number of Warrant Shares;

                     WSB  =    the Number of Warrant Shares in effect
                               immediately prior to such event;

                     TA   =    the total number of outstanding shares of Common
                               Stock immediately following such event;

                     TB   =    the total number of outstanding shares of Common
                               Stock immediately prior to such event

     (b) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value), or as a result of a subdivision or combination, or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or any successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the Warrantholder shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by a holder of one share of Common Stock, provided, however, that in connection with any consolidation or merger which involves either (i) the sale of all or substantially all of the assets of the Company or
(ii) a Change of Control of the Company, then the Company may redeem pro-rata with the redemption of shares of Common Stock of each of the Significant Shareholders, such Number of Warrant Shares under this Warrant. The Company shall make such redemption or purchase by simultaneously (i) paying the Warrantholder, in the same consideration which is being paid to the Significant Shareholders good funds, an amount equal to the Number of Warrant Shares being redeemed or purchased, multiplied times the consideration per share being paid in connection with such merger or consideration to the Significant Shareholders, or in the case of cancellation of the Warrant with respect to Warrant Shares not yet issued, such consideration per share being paid to the Significant Shareholders, less the Purchase Price and (ii) issuing a new Warrant, if so requested by the Warrantholder, for the Number of Warrant Shares remaining and the Warrantholder shall exchange this Warrant if so requested by the Company. Any new Warrant issued shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 11(b). If the Warrantholder still has Warrant Shares purchasable thereafter, then no consolidation or merger of the Company with or into another corporation referred to in the first sentence of this paragraph (b) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 11(b). The provisions of this subsection (b) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

     (c)    Intentionally Left Blank.
            ------------------------

     (d)    Intentionally Left Blank.
            ------------------------

     (e)    Intentionally Left Blank.
            ------------------------

     (f) Adjustment to Purchase Price. Upon each adjustment in the Number of Warrant Shares, the Purchase Price shall be adjusted to an amount equal to the quotient of (i) the Number of Warrant Shares entitled to be purchased upon exercise of this Warrant immediately prior to the adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, divided by (ii) the adjusted Number of Warrant Shares immediately after such adjustment.

     (g)   Stock Dividends.  In the event that the company shall at any time
           ---------------
declare any dividend or distribution upon its Common Stock payable in stock, the Number of Warrant Shares shall increase by the number (and the kind) of shares which would have been issued to the Warrantholder if the Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

     (h)   Cash Dividends.  In the event that the Company shall at any time
           --------------
declare any dividend or distribution upon its Common Stock payable in cash, assets or other property, the Number of Warrant Shares shall increase to a number obtained by multiplying (A) the Number of Warrant Shares for which the Warrant is exercisable immediately prior to such dividend or distribution, by
(B) a fraction: (i) the numerator of which shall be the Market Price per share of Common Stock on the date of the taking of the record holder of Common Stock entitled to such dividend or distribution, and (ii) the denominator of which shall be such Market Price per share of Common Stock, minus the amount allocable to one share of Common Stock of any such cash, assets or other property so distributable. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

     (i))   Computation of Adjustments.
            --------------------------

            (i) Upon each computation of an adjustment in the number of Warrant Shares which may be purchased upon exercise of the Warrants, the number of Warrant Shares which may be purchased upon exercise of such Warrants shall be calculated to the nearest whole share (e.g., fractions of one-half of a share, or greater, shall be treated as being a whole share).

            (ii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

     Section 12.  Covenants as to Issuances and Sale of Stock.
                  -------------------------------------------

     (a)    Preemptive Rights.  If at any time after the date hereof but prior
            -----------------
to the first registration by the Company of any Common Stock under the Securities Act the Company proposes to issue, any Additional Shares of Common Stock or Convertible Security convertible to Additional Shares of Common Stock, the Company shall first offer in writing to sell to the Warrantholder a portion thereof which bears the same proportion to the total as the proportion the Warrant Shares then owned by each such Warrantholder bears to the total Outstanding Shares. Such offer shall describe such securities and specify the quantity, the price and the payment terms. If within 10 days after the making of such offer any Warrantholder accepts the same in writing as to the portion referred to above or any lesser amount, then the Company shall sell such portion of such securities, or such lesser amount as such Warrantholder may specify, to such Warrantholder upon the terms specified. If Additional Shares of Common Stock are being sold as a unit with other securities, the Warrantholder must purchase a prorata share of each such security upon exercise of their rights under this Section.

     (b)   "Tag Along" Rights.  Simultaneously with the issuance by the Company
            -----------------
of this Warrant, the Warrantholder and the Significant Shareholders are entering into a Co-sale Agreement in the form of Exhibit C hereto providing for the participation of the Warrantholder in certain transactions by the Significant Shareholders.

     Section 13.    Merger and Consolidation.  In case of any consolidation or
                    ------------------------
merger of the Company with or into any other Person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other Person), provided, however, that in connection with any consolidation or merger which involves either (i) the sale of all or substantially all of the assets of the Company or (ii) a Change of Control of the Company, then the Warrant Shares shall be subject to repurchase or redemption or the Warrant subject to cancellation all in the same manner and under the same terms and conditions as set forth or provided in Section 11(b) hereof. Any new Warrant shall entitle the Warrantholder to purchase the kind and number of shares of stock or other securities or property (a) of the Person resulting from such consolidtion or surviving such merger or (b) into or for which the Common Stock has been changed or is exchangeable, as the case may be, to which the Warrantholder would have been entitled if it had held the Warrant Shares issuable upon the exercise of its Warrants immediately prior to such consolidation or merger, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented by the Warrants.

     Section 14.    Notice of Adjustment of Warrant Shares.  Upon any adjustment
                    --------------------------------------
of the number of Warrant Shares purchasable pursuant to the Warrants, the Company shall give notice thereof to Warrantholder, which notice shall state the number of Warrant Shares purchasable pursuant to the Warrant after such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.


     Section 15.    Intentionally Deleted.
                    ---------------------

     Section 16.    Notice of Certain Events.  Prior to the time that:
                    ------------------------

            (a) The Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock or Convertible Securities; or

            (b) there shall be any capital reorganization, or reclassification of the Common Stock or Convertible Securities, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person; or

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (d) the Company receives notice, or otherwise becomes aware of, a Change in Control; or

            (e) the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any Common Stock or Convertible Securities; or

            (f) the Company receives notice, or otherwise becomes aware of, a prospective, pending or completed Significant Shareholder Transaction; then, in any one or more of such cases, the Company shall give written notice to the Warrantholder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, Change in Control, Public Offering, or Significant Shareholder Transaction shall occur, as the case may be. Such notice shall be given not less than 20 days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of any action specified in clause (i) and, to the extent known by the Company, 20 days prior to the effective date of the action in question in the case of an action specified in clause(h).

     Section 17.    No New Warrant on Adjustment.  Irrespective of any
                    ----------------------------
adjustment in the number of Warrant Shares issuable upon exercise of the Warrant, such Warrants, whether theretofore or thereafter issued or reissued, may continue to express the same Purchase Price and Number of Warrant Shares as are stated therein and the Purchase Price and the Number of Warrant Shares specified therein shall be deemed to have been so adjusted.

     Section 18.    Transfers.  Subject to the restrictions contained in the
                    ---------
last sentence of Section 5 hereof, the Warrant and all rights thereunder and the Warrant Shares purchased upon exercise thereof may be Transferred in whole or part.

     Section 19.    Redemption.
                    ----------

     (a)    Redemption at Option of a Warrantholder.  Upon the occurrence of a
            ---------------------------------------
Redemption Event, the Warrantholder shall have the right, but not the obligation, in the sole discretion of the Warrantholder, to cause the Company to redeem all, but not less than all, of its Warrants and/or Warrant Shares, by delivery to the Company of a duly completed and signed Redemption Notice in the form of Exhibit D attached hereto, at any time.

            Upon a redemption of the Warrant, the Warrantholder shall be entitled, upon tender of the Warrant, as provided in this Section 19, to receive from and the Company shall pay to the Warrantholder upon such tender a redemption price ("Redemption Price") of Ninety Thousand Dollars ($90,000.00) in payment for all Warrants evidenced hereby and/or all Warrant Shares issuable upon the exercise hereof, which amount shall not be subject to offset, counterclaim, deduction or abatement.

     (b)    Tender and Payment.  The Warrantholder shall deliver to the Company
            ------------------
at the Corporate Office the Warrant or the Warrant Shares, as the case may be, to be redeemed. Against receipt of the Warrant or the Warrant Shares, as the case may be, from the Warrantholder the Company shall pay the Redemption Price to the Warrantholder by certified or bank check or by wire transfer as so directed by the Warrantholder.

     Section 20.    Registration Rights.
                    -------------------

             (a)      "Piggy Back" Registration.  If at any time the Company
                       -------------------------
shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the

Company exercising registration rights) any of its Common Stock of the type which has been or may be issued upon the exercise of the Warrant, other than on Form S-8 or its then equivalent, it shall send to the Warrantholder, written notice of such determination and, if within twenty (20) days after receipt of such notice, such Warrantholder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares the Warrantholder requests to be registered. In the event that the underwriter managing such a distribution determines, in its best judgment, a limitation or exclusion is necessary to effect an orderly public distribution, including all shares to which the Warrantholder has requested registration, and such limitation or exclusion is imposed among all of the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which the Warrantholder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of the Warrant Shares with respect to which the Warrantholder has requested inclusion hereunder (or in the event of an exclusion of piggy back shares, none of such Warrant Shares). In the event of such a pro rata limitation, no shares of Common Stock held by Persons not having such an incidental ("piggy back") right may be included in the registration statement.

            (b)     Effectiveness.  The Company will use its best efforts to
                    -------------
maintain the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Warrant Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide the holder of Warrant Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request. As a condition to inclusion of Warrant Shares in any registration of shares of the Company, the Warrantholder shall enter into such Underwriting Agreement having usual and customary terms, including customary representations, warranties, indemnities and other agreements, provided, however, that no such agreement shall require the Warrantholder to make any representation or warranty or indemnification based thereon concerning the Company unless the same is based upon the actual knowledge of the Warrantholder. Representations as to the Warrantholder's title to shares, authorization and accuracy of written information provided by such Warrantholder shall be given without qualification as to knowledge. In no event shall the Warrantholder be obligated to indemnify in any amount in excess of the proceeds received by the Warrantholder.

            (c)     Indemnification of Warrantholder.  In the event that the
                    --------------------------------
Company registers the Warrant Shares under the Securities Act, the Company will indemnify and hold harmless the Warrantholder and each underwriter of the Warrant Shares so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such Warrantholder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the

Warrantholder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by then or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (in each case as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such Warrantholder, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by the Warrantholder, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Warrantholder, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to such Warrantholder, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Warrantholder, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 20(c), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.


            (d)     Exchange Act Registration.  If the Company at any time shall
                    -------------------------
list any of its Common Stock of the type which may be issued upon the exercise of the Warrant on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, all of the Common Stock from time to time issuable upon exercise of the Warrants. If the Company becomes subject to the reporting requirements of either Section 13 or
Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Securities and Exchange Commission such information as the Securities and Exchange Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to the Warrantholder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) such other reports and documents as the Warrantholder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Warrant Shares without registration.

            (e)     Damages.  The Company recognizes and agrees that the
                    -------
Warrantholder will not have an adequate remedy if the Company fails to comply with this Section 20 and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Warrantholder of any other person entitled to the benefits of this Section 20 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 20.

            (f)     Further Obligations of the Company.  Whenever under this
                    ----------------------------------
Section 20, the
Company is required hereunder to register the Warrant Shares, it agrees that it shall also do the following:

     (i) Furnish to the Warrantholder such copies of each preliminary and final prospectus and such other documents as said Warrantholder may reasonably request to facilitate the public offering of its Warrant Shares;

     (ii) Use its best efforts to register or qualify the Warrant Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as the Warrantholder may reasonably request; provided that the Company shall not be required to register or qualify Warrant Shares in any jurisdiction in which the Company must consent to a general consent or service of process, or in which the Company must qualify to do business by virtue of such registration and the Company is not then otherwise qualified to do business therein;

     (iii) Furnish to the Warrantholder a signed counterpart or a copy thereof, of:

     (1) an opinion of counsel for the Company, dated the effective date of the registration statement, and

     (2) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such Opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

     (iv) Permit the Warrantholder or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

     (v) Furnish to the selling Warrantholder a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering; and

     (vi) Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.

     (g)    Expenses; Taxes.  In the case of a registration hereunder, the
            ---------------
Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses, provided, however, that the Company shall have no obligation to pay or otherwise bear: (i) any portion of the fees or disbursements for the Warrantholder in connection with the registration of the Warrant Shares, or (ii) any portion of the underwriters commissions or discounts attributable to the Warrant Shares being offered and sold by the Warrantholder. The Company covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificate thereof issuable upon the exercise of this Warrant.

     Section 21.  Notice.  AU notices and other communications under this
                  ------
Agreement shall (a) be in writing (which shall include communications by telex and telecopy), (b) be (i) sent by registered or certified mail, return receipt requested and postage prepaid, or (ii) delivered by hand, and (c) be given at the following respective addresses and telex and telecopier numbers and to the attention of the following Persons:

            (i)   If to the Company, to it at:

                  Suburban Ostomy Supply Co., Inc.
                  75 October Hill Road
                  Holliston, Massachusetts 01746
                  Telecopier No.: 508-429-1000
                  Telephone No.: 508-429-7921
                  Attention: Stephen N. Aschettino, Treasurer

                  with a copy to:

                  James Westra, Esq.
                  Hutchins, Wheeler & Dittmar, P.C.
                  101 Federal Street
                  Boston, Massachusetts 02110

            (ii) If to the Warrantholder, to it at its address as it appears on the Warrant register maintained by the Company pursuant to
                  Section 4; for this purpose the address and telex, telecopier and telephone numbers of the initial Warrantholder and the Person to whom notices to such Warrantholder shall be sent are as follows:

                  The First National Bank of Boston
                  100 Federal Street
                  Boston, MA 02110
                  Attention: Gregory G. O'Brien, Managing Director Telecopier No.: 617-434-8102
                  Telephone No.: 617-434-8206

                  with a copy to:

                  James R. Kane, Esq.
                  Kirkpatrick & Lockhart LLP
                  One International Place
                  Boston, Massachusetts 02110-2637

The Company and the Warrantholder may change its address or telex or telecopier number for purposes of receiving notices hereunder or the person to whom notices to such party shall be sent by sending a notice thereof (specifically captioned "Notice of Change of Address") to the other parties to this Warrant. Notices and other communications hereunder shall be effective or deemed delivered or furnished (a) if given by mail, on the fifth Business Day after such communication is deposited in the mail, as provided in this Section 20, (b) if given by telex or telecopier, when such communication is transmitted to the number as provided in this Section 20 and the appropriate answer back is received or receipt is otherwise acknowledged, and (c) if given by hand delivery, when left at the address of the addressee addressed as provided in this Section 20, except that notices of a change of address, telex or telecopier number shall not be deemed furnished until received.

     Section 22.  Governing Law.  This Warrant shall be governed and construed
                  -------------
in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws provisions thereof.

     Section 23.  Miscellaneous.  This Warrant and any term hereof may be
                  -------------
changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 24.  Conflict with Credit Agreement and Security Documents.
                  -----------------------------------------------------
Notwithstanding anything herein to the contrary, this Warrant and the rights and responsibilities of the parties hereto shall be subject to, and void to the extent of any inconsistency with, the rights and responsibilities of such parties as set forth in the Credit Agreement and in the "Security Documents" (as defined in the Credit Agreement).

     Section 25.  Covenants in Credit Agreement for the Benefit of the
                  ----------------------------------------------------
Warrantholder.  For so long as any of the Warrants or Warrant Shares are
- -------------
outstanding, the Company shall comply with its covenants in Sections 7.3, 7.4(a) (provided that no statement of accountants shall be provided), 7.9, 7. 1 0 and
8.6 of the Credit Agreement for the benefit of the Warrantholder, notwithstanding that the Credit Agreement may have terminated by reason of the termination of the lending commitments thereunder or for any other reason. Solely for the purpose of permitting the Warrantholder to enforce such covenants, the defined term "Lender," as such defined term is incorporated in such Sections, shall be deemed to include the Warrantholder.

           [SIGNATURE PAGE TO TIES WARRANT FOLLOWS ON THE NEXT PAGE]

                          [SIGNATURE PAGE OF WARRANT]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be issued by its duly authorized officers and its corporate seal to be hereunto affixed as of the date first hereinbefore written.

WITNESS:                                SUBURBAN OSTOMY SUPPLY CO., INC.


/s/ James Westra                             /s/ Stephen N. Aschettino
____________________________________    By:_________________________________
James Westra                            Name:   Stephen N. Aschettino
                                        Title: Treasurer

                                   EXHIBIT A

                                ASSIGNMENT FORM

                  (To be executed upon assignment of Warrant)

     For value received, ______________________________ hereby sells, assigns and transfers unto ____________________ (print name and address) the attached Warrant, together with all its right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ as its attorney to transfer said Warrant on the books of SUBURBAN OSTOMY SUPPLY CO., INC., a Massachusetts corporation, with full power of substitution in the premises.


                                Name:



                                ______________________________

                                ______________________________

                                ______________________________
                                (print name and address)


                                ______________________________


                                Note:  The above signature should correspond
                                       exactly with the name on the face of the attached Warrant.

                                Signature:


                                ______________________________


Date:

                                Signature Guaranteed:



                                ______________________________

                                   EXHIBIT B

                               SUBSCRIPTION FORM


                 (To be executed upon exercise or of Warrant)

     The undersigned hereby irrevocably elects to exercise the right represented by this Warrant to receive ______ shares of Common Stock and herewith [check one] [_] tenders payment for such shares in the form of cash or a certified or ban check in the amount of $____________ or [_] elects to convert the Warrant directly to Common Stock pursuant to Section 9(b) of the Warrant.

     The undersigned requests that a certificate for such shares be registered in the name of _________________________, whose address is ____________________
and that such shares be delivered to ____________________whose address is
______________________.

                                 Name:


                                 __________________________________
                                 (Please print name and address)

                                 Signature:


                                 __________________________________

Date:

                                 Signature Guaranteed:


                                 __________________________________

                                   EXHIBIT C

                               CO-SALE AGREEMENT

     Agreement made and entered into as of January 22, 1996, by and among Summit Ventures III, L.P., Summit Investors H, L.P. and Summit Subordinated Debt Fund, L.P. (each of whom is sometimes referred to as a "Significant Shareholder" and all of whom are referred to herein collectively as the "Significant Shareholders") Suburban Ostomy Supply Co., Inc., a Massachusetts corporation (the "Company") and The First National Bank of Boston (together with its successors and assigns, the "Warrantholder;" as initial Warrantholder, the "Bank").

     The Company has issued a Warrant of even date herewith (the "Warrant") in favor of the Bank permitting the Bank to purchase the Company's Common Stock.

     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Warrant.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Significant Shareholders, the Company and the Warrantholder, the parties do hereby agree as follows:

     1. Each of the Significant Shareholders agrees that it will not sell or otherwise transfer or dispose ("Transfer") for value any shares of Common Stock or Convertible Securities of the Company to any third party other than to an Affiliate without first giving written notice in reasonable detail to the Warrantholder at least twenty (20) days prior to such sale or agreement to sell and affording the Warrantholder the opportunity to participate pro-rata in such sale or agreement to sell, as hereinafter provided. In the event that the Significant Shareholders have agreed to sell their shares of Common Stock and/or Convertible Securities (i) in a transaction in which all of the outstanding capital stock of the Company is being sold, or (ii) in a Group Sale Transaction (as hereinafter defined) the Warrantholder shall be entitled to and, if so requested by the Significant Shareholders shall, participate in such transaction on an equivalent basis to the Significant Shareholders. In such event the Warrantholder shall sell the same proportion of their Warrant Shares owned or issuable as that proportion of shares which are being sold or conveyed by the Significant Shareholders bears to the total number of shares of Common Stock owned by the Significant Shareholders. The Warrantholders shall be entitled to receive payment at the same time as the Significant Shareholders receive their payment.

     As used herein, the defined term "Group Sale Transaction" shall refer to a transfer (whether by sale, merger or otherwise) of in excess of 75% of the outstanding shares of Common Stock (assuming the full conversion of all Convertible Securities. In the event that less than all of the Company is sold in connection with a sale by the Significant Shareholders of their Shares of Common Stock in a transaction which is not a Group Sale Transaction, the Warrantholder shall receive proceeds from such sale on a pro-rata basis with the Significant Shareholders, plus cash in the amount of their pro-rata share of the fair market value of all noncash consideration received by the Significant Shareholders. The pro-rata participation in such sale or agreement to sell which each Warrantholder shall be entitled, shall be in the proportion that the aggregate number of Warrant Shares held by such Warrantholder assuming the full conversion of all Warrants bears to the aggregate number of shares of Common Stock into which any Convertible Securities held by the Significant Shareholders and the holders of all other equity holders participating in the sale transaction could then be converted, assuming the full conversion of all Convertible Securities.

     2. All notices and other communications under this Agreement (A) shall be in writing which shall include communications by telex and telecopy, CB) be
(i) sent by registered or certified mail, return receipt and postage prepaid, or
(ii) delivered by hand, and (C) be given at the following respective addresses and telex and telecopier numbers and to the attention of the following persons:

    (i) if to the Warrantholder or to the Bank, at the address, telex and telecopier numbers and to the attention of the person listed in the Warrant; and

     (ii)  if to the Significant Shareholders at the addresses set forth in
           Schedule I annexed hereto.

     3. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws, provisions thereof.

                                          SUBURBAN OSTOMY SUPPLY CO., INC.

                                          By:______________________________
                                          Name:
                                          Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                      SIGNATURE PAGE OF CO-SALE AGREEMENT

                                    SUMMIT VENTURES M, L.P.

                                    By:  Summit Partners M, L.P.,
                                         General Partner

                                    By:  Stamps, Woodsum & Co. III,
                                         General Partner


                                    By:______________________________
                                       General Partner

                                    SUMMIT INVESTORS H, L.P.

                                    By:_____________________________
                                       Authorized Signatory

                                    SUMMIT SUBORDINATED DEBT FUND, L.P.

                                    By: Summit Partners SD, L.P.
                                        Its General Partner


                                    By:______________________________
                                       General Partner

                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:______________________________
                                       Name:
                                       Title:

                                   EXHIBIT D

                           FORM OF REDEMPTION NOTICE

     The undersigned hereby irrevocably elects to have Suburban Ostomy Supply Co., Inc., a Massachusetts corporation (the "Company"), redeem all of the Warrants and Warrant Shares of the undersigned in accordance with Section 19(a) of the Warrant dated January 22, 1996, pursuant to which such Warrants and Warrant Shares were issued. The undersigned hereby instructs the Company to pay the redemption price (check one) ____ by wire transfer to Account #__________, at ____________________ (specify bank), ABA # or by certified or bank check.


                                 Name:


                                 ______________________________

                                 ______________________________

                                 ______________________________
                                 (print name and address)

                                 Signature:


Date:                            ______________________________



                                 ______________________________
                                 Signature Guaranteed: